UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, Soluna Holdings, Inc. (the “Company”) entered into a Standby Equity Purchase Agreement with YA PN, LTD. (the “Investor”) on August 12, 2024 (the “SEPA”). Pursuant to the terms of the SEPA, the Company agreed to issue and sell to the Investor, from time to time, up to $25 million of shares (the “Purchase Shares”) of common stock, par value $0.001 per share (“Common Stock”), of the Company, and issued 59,382 shares of Common Stock to the Investor as consideration for its irrevocable commitment to purchase shares of Common Stock at the Company’s direction. The Company filed a Registration Statement on Form S-1 on October 9, 2024 with the Securities and Exchange Commission to register for resale 3,000,000 of the Purchase Shares. Such Registration Statement was declared effective on February 5, 2025, and upon such effectiveness all conditions under the SEPA for the sale of the Purchase Shares have been met. The Purchase Shares will be issued and sold by the Company to the Investor in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On February 10, 2025, the Company issued a press release containing certain previously unreported corporate and operational information which it publishes regularly to its website. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 and in Exhibit 99.1 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 10, 2025

104	Cover Page Interactive Date File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: February 10, 2025	By:	/s/ John Tunison
John Tunison
Chief Financial Officer
(principal financial officer)